Exhibit 10.1

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.



                          BESTNET COMMUNICATIONS CORP.

                              A NEVADA CORPORATION

                   SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

February 25, 2003

FOR VALUE RECEIVED, BESTNET COMMUNICATIONS CORP., a Nevada corporation (the "Company"), hereby promises to pay to ___________________ or registered assigns (hereinafter referred to as the "Holder"), the principal sum of $75,000.

This Senior Secured Convertible Promissory Note (the "Note") is being issued as one of a two notes of like tenor that are being issued by the Company on or about the date hereof to __________________ and ________________________
respectively (collectively, the "Bridge Notes"). No payment, including any prepayment, may be made on this Note unless payments are made pari passu on each of the outstanding Bridge Notes. All payments shall be made in lawful money of the United States of America at the address of the Holder listed below, or at such other place as the Holder may designate in writing. Unless earlier converted pursuant to Section 2 hereof, the principal hereof shall be due and payable on the earlier to occur of (i) March 27, 2003, or (ii) an Event of Default (as defined below). Interest shall accrue on the principal sum at a rate of 10% per annum, compounded annually. Prepayment of principal, together with accrued interest, may be made without penalty, and without the Holder's consent but upon ten (10) days prior written notice to the Holder, provided that prepayment may only be made on this Note if at the same time prepayment is made on all Bridge Notes, with payment on each Bridge Note made pro rata in proportion to the original principal amount of such Bridge Note relative to the aggregate principal amount of all Bridge Notes. The repayment obligations of the Company under the Bridge Notes are secured by all of the assets of the Company pursuant to a Security Agreement dated February 25, 2003.

1. INITIAL ISSUANCE OF COMMON STOCK. Upon execution of this Note and as compensation for the issuance of this Note, the Company shall issue to the Holder 25,000 shares of its common voting stock, fully paid and non-assessable ("Shares").

2. EXTENSION OF THE NOTE AND FURTHER ISSUANCE OF COMMON STOCK. The Company may extend the due date of the Bridge Notes by up to thirty (30) days, upon 10 days prior written notice to the Holder and issuance and delivery to the Holder of 3,750 additional Shares.

3. LIMITATION ON SOURCE OF REPAYMENT. This Note may not be repaid out of the proceeds of the sale of equity in the Company at a price that is less than the equivalent of $0.10 per common share as constituted on the date of this Note.

4. DEFAULT. If any of the following events (hereafter called "Events of Default") shall occur:

     (a) If the Company shall default in the payment of any principal or accrued interest due under this Note on the date the same shall become due and payable, whether at maturity or by acceleration or otherwise; or

     (b) If the Company shall make a general assignment for the benefit of creditors; or

     (c) If the Company shall file a voluntary petition in bankruptcy, or shall be insolvent or adjudicated bankrupt, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or other applicable federal, state or other statute, law or regulation, or shall file any answer admitting the material allegation of a petition filed against the Company in such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company of all or any substantial part of the properties of the Company, or the Company shall commence the winding up or the dissolution or liquidation of the Company; or

     (d) If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

     (e) In the event the Company (i) redeems, purchases or otherwise acquires for value, any share or shares of its equity securities other than shares issued to officers, directors, employees and consultants of the Company pursuant to agreements obligating the Company to repurchase such shares upon termination of employment with or service to the Company, (ii) declares or pays any dividends on or declares or makes any other distribution (other than a dividend payable on the common stock solely in shares of common stock) on account of any of its equity securities or sets apart any sum for any such purpose, or (iii) repays any of the Bridge Notes other than a repayment concurrently made on all Bridge Notes, with payment on each Bridge Note made pro rata in proportion to the principal amount of such Bridge Note relative to the aggregate principal amount of all Bridge Notes;

then, and in each and every such case, the Holders of either of these Bridge Notes may, by written notice to the Company, declare all amounts under this Note and all other Bridge Notes to be forthwith due and payable (except that, in the case of an Event of Default under either Section 4(b), Section 4(c) or Section 4(d), this Note shall become immediately due and payable without notice, and in the case of a default under Section 4(a) and 4(f)(iii) the Holder of this Note may by written notice declare all amounts under this Note due and payable and the balance shall become so due and payable, without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived. The Company shall give promptly a written notice to the Holder of the occurrence or the approval by the Company or its Board of Directors of any and all of the foregoing events. Upon any such Event of Default, this Note shall no longer accrue interest, provided, however, the Company shall pay, as additional consideration, 3,750 additional Shares for each month during which such default continues. If such issuance shall result in an illegal rate of interest, then the number of Shares shall be reduced to such number that the fair market value thereof shall not exceed the maximum legal rate of interest. Furthermore, the compensation of the Company's officers will be reduced by twenty percent (20%) if the Bridge Notes are not paid in full within sixty (60) days of the day the Company first issues any Bridge Note.

5.   Conversion.

     (a) GRANT OF RIGHT. Subject to the terms of Section 5(d) hereof, any Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal balance of and accrued interest under this Note including without limitation during the thirty (30) day period mentioned above, to convert, in accordance with the provisions of this Section 5, (i) the principal amount of this Note, in whole but not in part, and at the Holder's option, and (ii) the unpaid interest under the Note accrued to the date of such conversion in (i), above, into fully paid Units of the Company's securities, each unit consisting of three (3) shares of the Company's Common Stock, $.001 par value, one (1) share of the Company's Series A Preferred Stock and a three-year warrant to purchase an additional share of Common Stock at an exercise price of $0.30 per share (the "Units"), all as more fully set forth in the Company final offering materials for an offering of Units based upon the "Term Sheet" dated January 29, 2003, a copy of which is attached hereto as Schedule 5. The number of Units which this Note may be converted shall be determined by dividing the aggregate principal amount of the Note and/or accrued unpaid interest under the Note by the conversion price in effect at the time of such conversion.

     (b) NOTICE OF CONVERSION. Before the Holder shall be entitled to convert this Note into shares of Common Stock, he shall surrender this Note at the office of the Company and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same, if the Holder is electing to convert pursuant to Section 5(a), and shall state therein on the Notice of Conversion annexed to this Note the entire principal amount of the Note to be converted and the unpaid interest and accrued on such principal amount that is also to be converted.

     (c) SATISFACTION WITH REQUIREMENTS OF SECURITIES ACT OF 1933. Notwithstanding anything to the contrary contained herein, each and every conversion of this Note, is contingent upon the Company's satisfaction that the issuance of Units upon the conversion is exempt from the requirements of the Securities Act of 1933, as amended, and all applicable state securities laws. The Holder agrees to execute any and all documents deemed necessary by the Company to effect a conversion of this Note.

     (d) MECHANICS AND EFFECT OF CONVERSION. No fractional Units shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional Units to the Holder upon the conversion of this Note, the Company shall pay to the Holder, when it is due, the amount of outstanding principal that is not so converted. Upon the conversion of this Note pursuant to Section 5(a) above, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such Securities to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the Purchase Agreement and applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable for unpaid and accrued interest and for fractional shares as described above. In the event of any conversion of this Note pursuant to Section 5(a) above, such conversion shall be deemed to have been made immediately prior to the closing of the issuance of such Units and on and after such date the Holder of this Note entitled to receive the shares of such Securities issuable upon such conversion shall be treated for all purposes as the record holder of such shares. Upon conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder within ten (10) days after the date of such conversion any cash amounts resulting from fractional shares as described above, and any unpaid and accrued interest (not converted under the Note) to and including the date of such conversion, and no more.

6. DIVIDENDS. In the event that the Company shall make any distribution of its assets upon or with respect to its Common Stock, as a liquidating or partial liquidating dividend, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the state of incorporation of the Company, each Holder of any Note then outstanding shall, upon the exercise of his right to convert after the record date for such distribution or, in the absence of a record date, after the date of such distribution, receive, in addition to the shares subscribed for, the amount of such assets (or, at the option of the Company, a sum equal to the value thereof at the time of distribution as determined by the Board of Directors in good faith which would have been distributed to such Holder if he had exercised his right to convert immediately prior to the record date for such distribution or, in the absence of a record date, immediately prior to the date of such distribution.

7. REPRESENTATIONS AND WARRANTIES OF HOLDER. Holder hereby represents and warrants that:

     a. AUTHORIZATION. Holder has full power and authority to enter into this Note, and this Note constitutes the valid and legally binding obligations of Holder, enforceable in accordance with its terms;

     b. PURCHASE ENTIRELY FOR OWN ACCOUNT. This Note, the Units issuable upon execution hereof, the securities stock issuable upon conversion of this Note or upon conversion of any instrument issuable upon the conversion thereof (collectively, the "Securities") will be acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof; and Holder has no present intention of selling, granting any participation in or otherwise distributing the same. Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation in any of the Securities to such person or to any third person; and

     c.   INVESTMENT  EXPERIENCE.   Holder  is  an  investor  in  securities  of
          companies in the development stage and acknowledges that Holder is able to fend for himself and bear the economic risk of its investment, including the complete loss thereof, and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of the investment in the Securities. Holder has not been organized for the purpose of acquiring the Securities.

     d. ACCREDITED INVESTOR. Holder understands the definition of, and represents that Holder is, an "accredited investor" as defined in Rule 501 of Regulation D, as presently in effect, promulgated under the Securities Act of 1933, as amended (the "1933 Act").

     e. RESTRICTED SECURITIES. Holder understands that the Securities that Holder is purchasing are characterized as "restricted securities" under the federal securities laws, inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, Holder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

8. DISCLOSURE OF INFORMATION. The Company has heretofore delivered to each Holder a copy of its most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and of every Report subsequently filed with said agency. The Company represents and warrants that it has also delivered a writing containing a description of every fact necessary to make the disclosures in said Reports current and not misleading. Holder therefore believes that Holder has received all the information Holder considers necessary or appropriate for deciding whether to purchase the Securities. Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering and sale of the Securities.

9. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities (other than the valid exercise or conversion thereof in accordance with their respective terms) unless and until: (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition, and such disposition is made in accordance with such registration statement; or (b) (i) Holder has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, Holder has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the 1933 Act or registration or qualification under any applicable state securities law.

     Notwithstanding the foregoing, no investment representation letter or opinion of counsel shall be required for any transfer of Securities (i) in compliance with Rule 144 or Rule 144A of the 1933 Act or (ii) by gift, will or intestate succession by Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that, in each of the foregoing cases, the transferee agrees in writing to be subject to the terms of this Note. In addition, if the holder of any Securities delivers to the Company an unqualified opinion of counsel that no subsequent transfer of such Securities shall require registration under the 1933 Act, the Company shall, upon such contemplated transfer, promptly deliver new documents/certificates for such Securities that do not bear the legend set forth in Section 10 hereof.

10. LEGENDS. It is understood that the certificates evidencing the Securities may bear one or more of the following legends:

     (a)  The following legend under the 1933 Act:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECUTITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED", or

     (b)  Any legend required by state securities laws.

          The Company agrees to remove promptly, upon the request of the holder of Securities issued upon conversion of this Note, the legend set forth in Section 7(a) hereof from the documents/certificates for such Securities upon full compliance with this Note, Rules 144 and 145 under the 1933 Act and any other applicable provisions of the 1933 Act.

11. ASSIGNMENT. This Note applies to, inures to the benefit of and binds the successors and assigns of the parties hereto. Any transfer of this Note will be effected only by surrender of this Note to the Company and reissuance of a new note to transferee. The Holder and any subsequent holder(s) of this Note receive this Note subject to the foregoing items and conditions, and agree to comply with the foregoing terms and conditions for the benefit of the Company and any other holders.

12. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given
     (i) when received, if personally delivered, faxed, sent by nationally recognized courier or U.S. Mail return-receipt requested, or (ii) on the third business day after deposit in the U.S. Mail, if sent by first-class mail, in any such case to the address of the Holder set forth below and to the Company at Bestnet Communications Corp. 5075 Cascade Road SE, Suite A, Grand Rapids, Michigan 49546, Attention: Robert A. Blanchard President & CEO. Any party hereto may by notice so given change its address for future notice hereunder.

13. NO STOCKHOLDER RIGHTS. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends shall be payable or accrued in respect of this Note or the capital stock obtainable hereunder until, and only to the extent that, this Note shall have been converted.

14. NOTE REGISTER. This Note is transferable only upon the books of the Company, which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Note as he, she or it appears on the Company's books at any time as the Holder for all purposes.

15. LOSS. Etc. OF NOTE. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity reasonably satisfactory to the Company if this Note is lost, stolen or destroyed, and upon surrender and cancellation of this Note if this Note is mutilated, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

16. AMENDMENT, WAIVER. ETC. The terms of this Note may be amended or waived only upon the written agreement of the Company and the Holder; provided, however, that the terms of this Note and all of the other Bridge Notes may be amended or waived upon the written agreement of the Company and the Holders of both Bridge Notes, as long as such amendment or waiver is the same for all Bridge Notes.

17. HEADING: REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

18. SEVERABILITY. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

19. MISCELLANEOUS. This Note shall be governed by and construed in accordance with the laws of the State of Arizona. The Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note. If an action is brought for collection under this Note, the Company will pay all costs of collection actually incurred by the Holder, including, but not limited to, the reasonable attorneys' fees of a single counsel for all holders of Bridge Notes as selected by such holders.

IN WITNESS WHEREOF, the undersigned have caused this Senior Secured Convertible Promissory Note to be executed by the undersigned as of the date first set forth above.


BESTNET COMMUNICATIONS CORP.,
a Nevada corporation



-------------------------------------
Robert Blanchard, President


ATTEST:
       ------------------------------
                (Secretary)

The undersigned Holder of this Note understands and acknowledges the provisions of this Note, including Sections 7, 8, 9, 10 and 11, and agrees to be bound by the provisions herein.


------------------------------------
(Signature of Holder)

------------------------------------
Address

------------------------------------
City, State and Zip Code

The  undersigned   officers  of  the  Company  understand  and  acknowledge  the provisions in Section 4 of this Note regarding the reduction in compensation and hereby agree to be bound by all provisions of this Note.


------------------------------------
Robert Blanchard, President


------------------------------------
Paul Jachim, Chief Financial Officer

                                   SCHEDULE I

                       BESTNET COMMUNICATIONS CORPORATION
                                JANUARY 29, 2003


INVESTMENT SUMMARY:

BestNet Communications Corp. (the "Company") is offering for sale to qualified investors 4,500,000 units at a per unit cost of $.30 (the "Units"). Each Unit consists of the following securities:

     *    3 shares of BestNet Common Stock;

     * 1 share of BestNet Series A Preferred Stock convertible to 2 shares of Common Stock at a cost of $.10 per share; and

     * 1 three-year warrant to purchase an additional share of BestNet Common Stock at a per share exercise price of $.30.

REGISTRATION RIGHTS/TRADABILITY:

Qualified investors will be granted registration rights with respect to the Units and the securities underlying the Units on the following terms:

     * Upon completion of the private placement, the Company agrees to use its best efforts to register the Units as well as the underlying common shares and the Series A Preferred Shares.

     * The 3 common shares included in the Units have been authorized and reserved for issuance. The 3 common shares will be included in the registration statement filed by the Company.

     * Similarly, the common shares underlying the Preferred Stock and warrants will be included in the registration statement filed by the Company and will be tradable following the effectiveness of that registration statement and approval by the Company's shareholders of a proposal to increase the authorized capital stock of the Company to accommodate the conversion of the Preferred Stock and the exercise of the Warrants. The Company expects to file promptly a proxy statement relating to such shareholder proposal within a reasonable period of time following the sale of the Units.

     * The Company will have the authority to determine the opportune time to permit the securities underlying the Units to trade apart from the Units (i.e., the trading of the Preferred Stock, the Warrants and the Common Stock underlying the Preferred Stock and the Warrants).

TIMING:

The Units are being offered to qualified investors for the period commencing on the date hereof and ending on February 28, 2003, unless extended by the Company in its discretion by not more than 30 days.